UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

Acasti Pharma Inc.

(Exact name of registrant as specified in its charter)

Québec, Canada	001-35776	98-1359336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Promenade du Centropolis, Suite 100, Laval Québec, Canada		H7T 0A3
(Address of principal executive offices)		(Zip Code)

450-686-4555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2020, Acasti Pharma Inc. (the “Company”) entered into an amended and restated At Market Issuance Sales Agreement (the “Sales Agreement”) with B. Riley FBR Inc., Oppenheimer & Co. Inc. and H.C. Wainwright & Co., LLC (collectively, the “Agents”) to implement an “at-the-market” equity offering program under which the Company may issue and sell from time to time its common shares having an aggregate offering price of up to US$75,000,000 (the “Shares”) through the Agents.

Subject to the terms and conditions of the Sales Agreement, the Agents will use their commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has no obligation to sell any of the Shares and may at any time suspend sales under the Sales Agreement or terminate the Sales Agreement in accordance with its terms. Under the terms of the Sales Agreement, the Company has provided the Agents with customary indemnification rights and the Agents will be entitled to compensation, at a commission rate equal to 3.0% of the gross proceeds from each sale of the Shares.

The sale of the Shares by the Agents will be effected pursuant to a registration statement on Form S-3 filed by the Company and be deemed to be an “at the market offering” under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Sales Agreement, the Agents may sell Shares by any method permitted by law, including without limitation sales made directly on the NASDAQ Stock Market or any other existing trading market for the Shares.

The description of the Sales Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 1.1 and incorporated by reference herein.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction.

ITEM 7.01	REGULATION FD DISCLOSURE

As of September 30, 2019, the Company determined that it no longer qualified as a “foreign private issuer” as such term is defined in Rule 405 under the Securities Act, and is thus required, as of April 1, 2020, to comply with the periodic disclosure and current reporting requirements of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), as a domestic registrant. As a result of the Company’s status change, it is required to change the accounting standards in which it prepares its financial statements from International Financial Reporting Standards (“IFRS”) to generally accepted accounting principles in the United States (“U.S. GAAP”).

In accordance with Canadian securities laws, the Company is required to restate its unaudited condensed interim consolidated financial statements for (i) the three months ended June 30, 2019; (ii) the three and six months ended September 30, 2019; and (iii) the three and nine months ended December 31, 2019 (collectively, the “2019 Interim Financial Statements”) to reflect the Company’s transition to U.S. GAAP. The original 2019 Interim Financial Statements, which were prepared in accordance with IFRS, were furnished with the U.S. Securities and Exchange Commission on Forms 6-K on August 14, 2019, November 13, 2019, and February 14, 2020, respectively. Copies of the restated 2019 Interim Financial Statements are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, to and are incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing or other document pursuant to the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing or document.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

1.1	Amended and Restated Sales Agreement, dated June 29, 2020, by and among Acasti Pharma Inc., B. Riley FBR, Inc. and Oppenheimer & Co. Inc. and H.C. Wainwright & Co., LLC (incorporated by reference to Exhibit 1.2 from Form S-3 (File No. 333-239538))
99.1	Unaudited condensed interim consolidated financial statements for the three-months ended June 30, 2019
99.2	Unaudited condensed interim consolidated financial statements for the three- and six-months ended September 30, 2019
99.3	Unaudited condensed interim consolidated financial statements for the three- and nine-months ended December 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACASTI PHARMA INC.
(Registrant)

Date: June 30, 2020	By:	/s/ Jan D’Alvise
	Name:	Jan D’Alvise
	Title:	Chief Executive Officer